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                                                                   EXHIBIT 10.09


                           SECURITY AGREEMENT

      SECURITY AGREEMENT, dated as of September 14, 2001, by ENVIRONMENTAL POWER CORPORATION, a Delaware corporation, ("Debtor") in favor of ALCO FINANCIAL SERVICES, LLC, a California limited liability company ("Secured Party").

1. Definitions.

      1.1. All capitalized terms used, but not defined, herein shall have the respective meanings provided therefor in the Note, and if not therein defined, then in the UCC.

      1.2. The following terms shall have the meanings set forth below:

            1.2.1. "Buzzard Stock" - the capital stock of Buzzard Power Corporation now owned or hereafter acquired by Debtor.

            1.2.2. "Collateral" - all now owned and hereafter acquired personal property and fixtures, and proceeds thereof (including proceeds of proceeds), including without limitation: Accounts; Chattel Paper; Inventory; Equipment; Instruments, including Promissory Notes; Investment Property; Documents;; and General Intangibles. Notwithstanding the foregoing, "Collateral" shall not include the Buzzard Stock.

            1.2.3. "Event of Default" -means the failure of the Debtor to pay or perform any of the Obligations as and when due to be paid or performed under the terms of the Note, which failure is not cured within ten (10) .

            1.2.4. "Negotiable Collateral" - all of Debtor's present and future letters of credit, notes, drafts, instruments, certificated and uncertificated securities (including the shares of stock of subsidiaries of Borrower), documents, personal property leases wherein Borrower is the lessor, chattel paper, and Borrower's books and records relating to each of the foregoing.

            1.2.5. "Note" - the Promissory Note, dated September 14, 2001, made by Debtor in favor of Secured Party.

            1.2.6. "Obligations" - all of the indebtedness, obligations, and liabilities of the Debtor to the Secured Party, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the Note, any other instruments or agreements executed and delivered pursuant thereto or in connection therewith, or this Agreement.

            1.2.7. "Permitted Liens" - The liens, if any listed on Exhibit
1.2.7.

            1.2.8. "State" - California.

            1.2.9. "UCC" - The Uniform Commercial Code in effect in the State at the date on which a determination thereunder is to be made.


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2. Grant of Security Interest. To secure the payment and performance in full of the Obligations, the Debtor grants to the Secured Party a security interest in the Collateral, and all proceeds and products thereof.

3. Authorization to File Financing Statements.

      3.1. The Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that:

            3.1.1. indicate the Collateral as all assets of the Debtor (except the Buzzard Stock) or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC, or as being of an equal or lesser scope or with greater detail;

            3.1.2. contain any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Debtor is an organization, the type of organization, and any organization identification number issued to the Debtor and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates; and

            3.1.3. contain a notification that the Debtor has granted a negative pledge to the Secured Party, and that any subsequent lienor may be tortuously interfering with Secured Party's rights;

            3.1.4. advises third parties that any notification of Debtor's Account Debtors will interfere with Secured Party's collection rights.

      3.2. The Debtor agrees to furnish any of the foregoing information to the Secured Party promptly upon request.

      3.3. The Debtor ratifies its authorization for the Secured Party to have filed any like initial financing statements or amendments thereto if filed prior to the date hereof.

      3.4. The Secured Party may add any supplemental language to any such financing statement as Secured Party may determine to be necessary or helpful in acquiring or preserving rights against third parties.

4. Other Actions. Debtor agrees to take the following actions at its own expense with respect to the following Collateral:

      4.1. Promissory Notes and Tangible Chattel Paper. If the Debtor shall at any time hold any promissory notes or tangible chattel paper, the Debtor shall forthwith endorse, assign, and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.

      4.2. Deposit Accounts.


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            4.2.1. For each deposit account maintained at any time by the
Debtor, the Debtor shall, at the Secured Party's request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, cause the Secured Party to acquire Control over the deposit accounts.

            4.2.2. The Secured Party shall not give any such instructions or withhold any withdrawal rights from the Debtor, unless an Event of Default has occurred and is continuing, or, after giving effect to any withdrawal would occur.

            4.2.3. The provisions of this paragraph shall not apply to (i) any deposit account for which the Debtor, the depositary bank, and the Secured Party have entered into a cash collateral agreement specially negotiated among the Debtor, the depositary bank, and the Secured Party for the specific purpose set forth therein, (ii) deposit accounts for which the Secured Party is the depositary, and (iii) deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Debtor's salaried employees.

      4.3. Investment Property.

            4.3.1. If the Debtor shall at any time hold or acquire any certificated securities (other than the Buzzard Stock), the Debtor shall forthwith endorse, assign, and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.

            4.3.2. If any securities now or hereafter acquired by the Debtor (other than the Buzzard Stock) are uncertificated and are issued to the Debtor or its nominee directly by the issuer thereof, the Debtor shall immediately notify the Secured Party thereof and, at the Secured Party's request and option, Debtor shall cause the Secured Party to acquire Control with respect thereto.

      4.4. Collateral in the Possession of a Bailee.

            4.4.1. If any goods are at any time in the possession of a bailee, the Debtor shall promptly notify the Secured Party thereof and, if requested by the Secured Party, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to the Secured Party, that the bailee holds such Collateral for the benefit of the Secured Party and shall act upon the instructions of the Secured Party, without the further consent of the Debtor.

      4.5. The Secured Party agrees with the Debtor that the Secured Party shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Debtor with respect to the bailee.

      4.6. Letter-of-Credit Rights. If the Debtor is at any time a beneficiary under a Letter of Credit it shall promptly notify the Secured Party thereof and, at the request and option of the Secured Party, the Debtor shall cause the Secured Party to acquire Control thereof, in form satisfactory to Secured Party.

      4.7. Commercial Tort Claims.


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            4.7.1. If the Debtor shall at any time hold or acquire a Commercial
Tort Claim, the Debtor shall immediately notify the Secured Party in a writing signed by the Debtor of the brief details thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party.

            4.7.2. The Debtor will not grant any security interest in any future Commercial Tort Claim to any entity other than Secured Party.

      4.8. Other Actions as to any and all Collateral. The Debtor shall take any other action reasonably requested by the Secured Party to ensure the attachment, perfection, and first priority of, and the ability of the Secured Party to enforce, the Secured Party's security interest in the Collateral including, without limitation:

            4.8.1. causing the Secured Party's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce its security interest therein;

            4.8.2. complying with any provision of any statute, regulation, or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection, or priority of, or ability of the Secured Party to enforce, its security interest therein;

            4.8.3. obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor, or other person obligated on Collateral;

            4.8.4. obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Secured Party; and

            4.8.5. Taking all actions required by any earlier versions of the Uniform Commercial Code or by other law, as applicable in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

5. Representations and Warranties. The Debtor represents and warrants that:

      5.1. The Debtor is the owner of the Collateral, free from any adverse lien, security interest, or other encumbrance, except for the security interest created by this Agreement and Permitted Liens, if any;

      5.2. None of the Collateral constitutes, or is the proceeds of, "farm products" as defined in the UCC;

      5.3. None of the Account Debtors or other persons obligated on any of the Collateral is a governmental authority subject to the Federal Assignment of Claims Act or like federal, state, or local statute or rule in respect of such Collateral; and

      5.4. The Debtor holds no Commercial Tort Claims.

6. Covenants.


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      6.1. Legal Status.

            6.1.1. Without providing at least 30 days prior written notice to the Secured Party, the Debtor will not change its name, its place of business or, if more than one, its chief executive office, mailing address, or organizational identification number if it has one.

            6.1.2. If the Debtor does not have an organizational identification number and later obtains one, the Debtor shall forthwith notify the Secured Party of such organizational identification number.

            6.1.3. The Debtor will not change its type of organization, jurisdiction of organization, or other legal structure.

            6.1.4. The Debtor shall advise Secured Party promptly upon its forming an intention to consult with legal counsel concerning either (i) the filing of a case under the Bankruptcy Code, or (ii) the commencement of litigation against Secured Party.

      6.2. Collateral.

            6.2.1. Except for the security interest herein granted and Permitted Liens, the Debtor shall be the owner of the Collateral free from any lien, security interest, or other encumbrance, and the Debtor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Secured Party.

            6.2.2. The Debtor shall not pledge, mortgage, or create or suffer to exist a security interest in the Collateral in favor of any person other than the Secured Party except for Permitted Liens.

            6.2.3. The Debtor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon.

            6.2.4. The Debtor will permit the Secured Party to inspect the Collateral at any reasonable time, wherever located.

            6.2.5. The Debtor will pay promptly when due all taxes, assessments, governmental charges, and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement.

            6.2.6. The Debtor will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for:

                  6.2.6.1. sales and leases of inventory and licenses of general intangibles in the ordinary course of business, and

                  6.2.6.2. so long as no Event of Default has occurred and is continuing, sales or other dispositions of obsolescent items of equipment in the ordinary course of business consistent with past practices.


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            6.2.7. After written notice by Secured Party to Debtor, and automatically, without notice after an Event of Default, Debtor shall not, without the prior written consent of Secured Party in each instance:

                  6.2.7.1. grant any extension of time for payment of any Accounts;

                  6.2.7.2. compromise or settle any Accounts for less than the full amount thereof;

                  6.2.7.3. release in whole or in part any Account Debtor; or

                  6.2.7.4. Grant any credits, discounts, allowances, deductions, return authorizations, or the like with respect to any Accounts.

            6.2.8. At such times as Secured Party may request and in the manner specified by Secured Party, Debtor shall deliver to Secured Party or Secured Party's representative original invoices, agreements, proof of rendition of services and delivery of goods, and other documents evidencing or relating to the transactions which gave rise to any of the Collateral, together with customer statements, schedules describing the Accounts or statements of account and confirmatory assignments to Secured Party of the Accounts in form and substance satisfactory to Secured Party and duly executed by Debtor.

            6.2.9. In addition, in the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Debtor shall, immediately upon written request therefor from Secured Party, endorse and assign such Negotiable Collateral over to Secured Party and deliver actual physical possession of the Negotiable Collateral to Secured Party.

            6.2.10. After written notice by Secured Party to Debtor, and automatically, without notice, after an Event of Default, Debtor shall not, without the prior written consent of Secured Party in each instance, (a) grant any extension of time for payment of any of the Accounts, (b) compromise or settle any of the Accounts for less than the full amount thereof, (c) release in whole or in part any Account Debtor, or (d) grant any credits, discounts, allowances, deductions, return authorizations or the like with respect to any of the Accounts.

            6.2.11. From time to time as requested by Secured Party, at the sole expense of Debtor, Secured Party or its designee shall have access, during reasonable business hours if prior to an Event of Default and at any time if on or after an Event of Default, to all premises where Collateral is located for the purposes of inspecting (and removing, if after the occurrence of an Event of Default) any of the Collateral, including Debtor's books and records, and Debtor shall permit Secured Party or its designee to make copies of such books and records or extracts therefrom as Secured Party may request. Without expense to Secured Party, Secured Party may use any of Debtor's personnel, equipment, including computer equipment, programs, printed output and computer readable media, supplies and premises for the collection of accounts and realization on other Collateral as Secured Party, in its sole discretion, deems appropriate. Debtor hereby irrevocably authorizes all accountants and third parties to disclose and deliver to Secured Party at Debtor's expense all financial information, books and records, work papers, management reports and other information in their possession relating to Debtor.


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            6.2.12. Before sending any Invoice to an Account Debtor, Debtor shall mark same with a notice of assignment as may be required by Secured Party.

      6.3. Other.

            6.3.1. Debtor shall pay when due all payroll and other taxes, and shall provide proof thereof to Secured Party in such form as Secured Party shall reasonably require.

            6.3.2. Debtor shall deliver in kind to Secured Party on the next banking day following the date of receipt by Debtor of the amount of any payment on account of a Purchased Account.

7. Insurance.

      7.1. Maintenance of Insurance. The Debtor will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Debtor will not be deemed a co-insurer under applicable insurance laws, regulations, and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Secured Party. In addition, all such insurance shall be payable to the Secured Party under a Secured Party Lender Loss Payable Endorsement. Without limiting the foregoing, the Debtor will:

            7.1.1. Keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverage and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property;

            7.1.2. Maintain all such workers' compensation or similar insurance as may be required by law;

            7.1.3. Maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death, or property damage occurring, on, in or about the properties of the Debtor; business interruption insurance; and product liability insurance.

      7.2. Insurance Proceeds.

            7.2.1. The proceeds of any casualty insurance relating to the Collateral shall be held by the Secured Party as cash collateral for the Obligations.

            7.2.2. The Secured Party may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Secured Party may reasonably prescribe, for direct application by the Debtor solely to the repair or replacement of the Debtor's property so damaged or destroyed, or the Secured Party may apply all or any part of such proceeds to the Obligations.


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      7.3. Notice of Cancellation. Policies of insurance shall provide for at least thirty days prior written cancellation notice to the Secured Party. In the event of failure by the Debtor to provide and maintain insurance as herein provided, the Secured Party may, at its option, provide such insurance and charge the amount thereof to the Debtor. The Debtor shall furnish the Secured Party with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

8. Collateral Protection Expenses; Preservation of Collateral.

      8.1. Expenses Incurred by Secured Party. In its discretion, the Secured Party may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees. The Debtor agrees to reimburse the Secured Party on demand for any and all expenditures so made. The Secured Party shall have no obligation to the Debtor to make any such expenditures, nor shall the making thereof relieve the Debtor of any default.

      8.2. Secured Party's Obligations and Duties. The Secured Party's sole duty with respect to the custody, safe keeping, and physical preservation of the Collateral in its possession, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.

      8.3. Notification to Account Debtors and other Persons Obligated on Collateral.

            8.3.1. The Secured Party may at any time after and during the continuance of an Event of Default notify Account Debtors and other persons obligated on any of the Collateral of Secured Party's security interest in any account, chattel paper, general intangible, instrument, or other Collateral and that payment thereof is to be made directly to or as designated by the Secured Party.

            8.3.2. After the making of such a request or the giving of any such notification, the Debtor shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments, and other Collateral received by the Debtor as trustee for the Secured Party without commingling the same with other funds of the Debtor and shall immediately turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments.

            8.3.3. The Secured Party shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments, and other Collateral received by the Secured Party to the Obligations, such proceeds to be immediately entered after final payment in cash or other immediately available funds of the items giving rise to them.

9. Authorization to Secured Party.

      9.1. Appointment and Powers of Secured Party. The Debtor irrevocably authorizes Secured Party to take any and all appropriate action and to execute any and all documents and instruments, in the name of Debtor, that may be necessary or desirable to accomplish the purposes of this Agreement including, but not limited to:


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            9.1.1. upon the occurrence and during the continuance of an Event of
Default, generally to sell, transfer, pledge, make any agreement with respect to, or otherwise deal with any of the Collateral in such manner as is consistent with the UCC and as though the Secured Party were the absolute owner thereof, and to do at the Debtor's expense, all acts which the Secured Party deems necessary to protect, preserve, or realize upon the Collateral and the Secured Party's security interest therein, in order to effect the intent of this Agreement, including, without limitation:

                  9.1.1.1. the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes;

                  9.1.1.2. upon written notice to the Debtor, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Secured Party so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities;

                  9.1.1.3. the execution, delivery, and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments, or other instruments of conveyance or transfer with respect to such Collateral; or

                  9.1.1.4. the filing on behalf of Debtor with such governmental authorities as are appropriate such documents (including, without limitation, applications, certificates, and tax returns) as may be required for purposes of having Debtor qualified to transact business in a particular state or geographic location.

      9.2. Ratification by Debtor. To the extent permitted by law, the Debtor hereby ratifies all that said attorneys have lawfully done or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

10. Remedies. If an Event of Default shall have occurred and be continuing, in addition to the rights granted to the Secured Party under the UCC:

      10.1. The Secured Party may require the Debtor to deliver to any location reasonably selected by Secured Party and assemble all or any part of the Collateral;

      10.2. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party shall give to the Debtor at least five business days prior written notice (which the Debtor agrees shall be reasonable notice) of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made.

      10.3. The Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Party's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.

11. Standards for Exercising Remedies.


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      11.1. To the extent that applicable law imposes duties on the Secured
Party to exercise remedies in a commercially reasonable manner, the Debtor acknowledges and agrees that it is not commercially unreasonable for the Secured
Party:

            11.1.1. to not incur expenses to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition;

            11.1.2. to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of;

            11.1.3. to fail to exercise collection remedies against Account Debtors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral;

            11.1.4. to exercise collection remedies against Account Debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists;

            11.1.5. to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature;

            11.1.6. to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature;

            11.1.7. to dispose of Collateral by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets;

            11.1.8. to dispose of assets in wholesale rather than retail markets;

            11.1.9. to disclaim all disposition warranties; or

            11.1.10. to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of Collateral.

      11.2. The Debtor acknowledges that the purpose of this Section 11 is to provide non-exhaustive indications of what actions or omissions by the Secured Party would not be commercially unreasonable in the Secured Party's exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed commercially unreasonable solely on account of not being indicated in this Section. Without limitation upon the foregoing, nothing contained herein shall be construed to grant any rights to the Debtor or to impose any duties on the Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section.


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12. No Waiver by Secured Party. No failure to exercise and no delay in exercising any right, power, or remedy hereunder shall impair any right, power, or remedy which Secured Party may have, nor shall any such delay be construed to be a waiver of any of such rights, powers, or remedies, or any acquiescence in any breach or default hereunder; nor shall any waiver by Secured Party of any breach or default by Debtor hereunder be deemed a waiver of any default or breach subsequently occurring. All rights and remedies granted to Secured Party hereunder shall remain in full force and effect notwithstanding any single or partial exercise of, or any discontinuance of action begun to enforce, any such right or remedy. The rights and remedies specified herein are cumulative and not exclusive of each other or of any rights or remedies that Secured Party would otherwise have. Any waiver, permit, consent, or approval by Secured Party of any breach or default hereunder must be in writing and shall be effective only to the extent set forth in such writing and only as to that specific instance.

13. Proceeds and Expenses of Dispositions . The Debtor shall pay to the Secured Party on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Secured Party in protecting, preserving, or enforcing the Secured Party's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Secured Party may determine, notwithstanding contrary instructions received by Secured Party from the Debtor or any other third party.

14. Amendment. Neither this Agreement nor any provisions hereof may be changed, waived, discharged, or terminated, nor may any consent to the departure from the terms hereof be given, orally (even if supported by new consideration), but only by an instrument in writing signed by all parties to this Agreement. Any waiver or consent so given shall be effective only in the specific instance and for the specific purpose for which given.

15. Survival. All representations, warranties, and agreements herein contained shall be effective so long as any portion of this Agreement remains executory.

16. No Lien Termination without Release. In recognition of the Secured Party's right to have its attorneys' fees and other expenses incurred in connection with this Agreement secured by the Collateral, notwithstanding payment in full of all Obligations by Debtor, Secured Party shall not be required to terminate any Uniform Commercial Code Financing Statements filed in its favor against the Debtor relating to the Collateral unless and until Debtor and all entities which are secondarily liable on the Obligations has each executed and delivered to Secured Party a general release in the form of Exhibit A hereto, covering claims both known and unknown. Debtor understands that this provision constitutes a waiver of its rights under ss.9-513 of the UCC.

17. Bonus for Successful Liquidation. To induce Secured Party to dispose of Collateral on a more than commercially reasonable manner, but without obligating Secured Party to do so, Debtor agrees to pay a liquidation fee to Secured Party, computed as 10% of the difference between (i) the amount realized by Secured Party on the sale or other disposition of the Collateral, and (ii) the Obligations.


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18. Severability. In the event any one or more of the provisions contained in this Agreement is held to be invalid, illegal, or unenforceable in any respect, then such provision shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

19. Notice.

      19.1. All notices required to be given to any party other than Secured Party shall be deemed given upon the first to occur of (i) deposit thereof in a receptacle under the control of the United States Postal Service, properly addressed and postage prepaid; (ii) transmittal by electronic means to a receiver under the control of such party; or (iii) actual receipt by such party or an employee or agent of such party.

      19.2. All notices to Secured Party hereunder shall be deemed given upon actual receipt by a responsible officer of Secured Party.

      19.3. For the purposes hereof, notices hereunder shall be sent to the following addresses, or to such other addresses as each such party may in writing hereafter indicate:

                                     DEBTOR

Address:          500 Market Street, Suite 1-E
                  Portsmouth, NH  03801
Officer:          Joseph E. Cresci, CEO
                  ----------------------------
Fax Number:       603-431-2650
                  ----------------------------


                               SECURED PARTY

Address:          900 Larkspur Landing Circle, Suite 230
                  Larkspur, CA 94939
Officer:          Mr. Robert Weisberg, President
Fax Number:       415-925-9825


20. Venue; Jurisdiction. The parties agree that any suit, action or proceeding arising out of the subject matter hereof, or the interpretation, performance or breach of this Agreement, shall, if Secured Party so elects, be instituted in any court sitting in San Francisco, California (the "Acceptable Forums"). Debtor agrees that the Acceptable Forums are convenient to it, and irrevocably submits to the jurisdiction of the Acceptable Forums, irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement, and waives any and all objections to jurisdiction or venue that it may have under the laws of the State of California or otherwise in those courts in any such suit, action or proceeding. Should such proceeding be initiated in any other forum, Debtor waives any right to oppose any motion or application made by Secured Party as a consequence of such proceeding having been commenced in a forum other than an Acceptable Forum.

21. Attorneys Fees. Debtor agrees to reimburse Secured Party on demand for:

      21.1. the actual amount of all costs and expenses, including reasonable attorneys' fees, which Secured Party has incurred or may incur in:

            21.1.1. negotiating, preparing, or administering this Agreement and any documents prepared in connection herewith, all of which shall be paid out of the principal advanced with the execution hereof;

            21.1.2. any way arising out of this Agreement; and

            21.1.3. protecting, preserving or enforcing any lien, security interest, or other right granted by Debtor to Secured Party or arising under applicable law, whether or not suit is brought, including but not limited to the defense of any claim that any payment received by Debtor from or for the account of an Account Debtor is avoidable under the Bankruptcy Code or any other debtor relief statute; and

      21.2. the actual costs, including photocopying (which, if performed by Secured Party's employees, shall be at the rate of $.10/page), travel, and attorneys' fees and expenses incurred in complying with any subpoena or other legal process attendant to any litigation in which Debtor is a party.

      IN WITNESS WHEREOF, intending to be legally bound, the Debtor and the Secured Party have caused this agreement to be duly executed as of the date first above written.

DEBTOR:                                 ENVIRONMENTAL POWER CORPORATION


                                        By: /s/ Joseph E. Cresci
                                            ------------------------------------

                                        Name: Joseph E. Cresci
                                              ----------------------------------

                                        Title: CEO
                                               ---------------------------------

                                  EXHIBIT 1.2.7

                                 PERMITTED LIENS


                                      None.

                                    EXHIBIT A

                                 GENERAL RELEASE

      FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, the undersigned and each of them (collectively "Releasor") hereby forever releases, discharges and acquits _ . ("Releasee"), its parent, directors, shareholders, agents and employees, of and from any and all claims of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore existing, now existing or hereafter arising, or which could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length, to the extent that they arise out of or are in way connected to or are related to that certain Security Agreement dated 9/14/01.

      Releasor agrees that the matters released herein are not limited to matters which are known or disclosed.

      Releasor acknowledges that factual matters now unknown to it may have given or may hereafter give rise to Claims which are presently unknown, unanticipated and unsuspected, and it acknowledges that this Release has been negotiated and agreed upon in light of that realization and that it nevertheless hereby intends to release, discharge and acquit the Releasee from any such unknown Claims.

      Acceptance of this Release shall not be deemed or construed as an admission of liability by any party released.

      Releasor acknowledges that either (a) it has had advice of counsel of its own choosing in negotiations for and the preparation of this release, or (b) it has knowingly determined that such advise is not needed.

DATED: 9/14/01

Individual Releasor:                    ________________________________________
                                        [Name of individual], individually


Entity Releasor:                        ENVIRONMENTAL POWER CORP.

                                        By: /s/
                                           _____________________________________

                                        Name: Joseph E. Cresci
                                             -----------------------------------

                                        Title: CEO
                                              __________________________________